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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                  May 4, 1998


                                   SYMS CORP.
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             (Exact name of Registrant as specified in its charter)


  NEW JERSEY                        1-8546                        22-2465228
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(State or other               (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                  Identification No.)
 incorporation)


     SYMS WAY, SECAUCUS, NEW JERSEY                                      07094
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(Address of Principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
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                                 (201) 902-9600

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ITEM 5: Other Events.

     On May 21, 1998, Syms Corp. (the "Company") issued a clarification of its May 4, 1998 announcement, reported in Item 5 of the Company's Current Report on Form 8-K filed on May 5, 1998, regarding its Board of Directors having authorized the repurchase of an aggregate of up to 15% of its outstanding shares of common stock from time to time at prevailing market prices during the current and the following fiscal years ending February 26, 2000.

     Reference is made to the news release of the Company, dated May 21, 1998, attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7: Financial Statements and Exhibits.

     (c) Exhibits:

     99.1: News Release of the Company dated May 21, 1998.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 22, 1998

                                        SYMS CORP.


                                        By: /s/ ANTONE F. MOREIRA
                                            -----------------------------------
                                            Antone F. Moreira
                                            Vice President, Treasurer and
                                              Chief Financial Officer


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